LOGO                                           U.S. GOVERNMENT OBLIGATIONS FUND

After reviewing the Proxy Statement,           SPECIAL MEETING OF SHAREHOLDERS
please vote by utilizing one of the               SCHEDULED TO BE HELD ON
following convenient options:                       SEPTEMBER 13, 2001

1. Vote by Telephone                                      PROXY CARD
   To vote by Touch-Tone Telephone call
   1-888-737-6266. Please have the 12        THIS PROXY IS SOLICITED BY THE
   digit control number available at the     BOARD OF TRUSTEES of The Victory
   time of the call.                         Portfolios, on behalf of U.S.
                                             Government Obligations Fund (the
2. Vote by Internet                          "Fund"), for use at the Special
   Got to Website www.proxyweb.com.          Meeting of shareholders ("Special
   Please enter the 12 digit control         Meeting") to be held at the offices
   number found on the proxy card and        of The Victory Portfolios, 3435
   follow the simple instructions.           Stelzer Road, Columbus, OH
                                             43219-3035 on September 13, 2001 at
3. Vote by Fax                               10:30 a.m. Eastern Time. The
   Complete, sign and date the proxy         undersigned hereby appoints Karen
   card and fax it to 1-800-733-1885         Haber and Anne M. Dombrowski and
   anytime.                                  each of them, with full power of
                                             substitution, as proxies of the
4. Vote by Mail                              undersigned to vote at the above
   Simply enclose your executed proxy in     stated Special Meeting, and at all
   the enclosed postage-paid envelope.       adjournments thereof, all shares of
                                             beneficial interest of the Fund
                                             that are held of record by the
                                             undersigned on the record date for
                                             the Special Meeting, upon the
                                             proposals indicated below:

                                              IF THIS PROXY CARD IS RETURNED,
                                                AND NO CHOICE IS INDICATED
                                                 FOR ANY ITEM, THIS PROXY
                                                WILL BE VOTED AFFIRMATIVELY
                                               ON THE MATTERS PRESENTED. THE
                                               BOARD OF TRUSTEES RECOMMENDS
                                              THAT YOU VOTE "FOR" THE FOLLOWING
                                                         PROPOSALS.

                                             Please sign exactly as your name
                                             appears on this card. When account
                                             is joint tenants, all should sign.
                                             When signing as executor,
                                             administrator, trustee or guardian,
                                             please give title. If a corporation
                                             or partnership, sign entity's name
                                             and by authorized person.

    THE VICTORY PORTFOLIOS

TO VOTE, MARK BLOCKS BELOW IN BLUE OR        KEEP THIS PORTION FOR YOUR RECORDS
BLACK INK AS FOLLOWS:   [X]
 _______________________________________________________________________________

THIS PROXY CARD IS VALID ONLY WHEN SIGNED    DETACH AND RETURN
AND DATED.                                   THIS PORTION ONLY

Vote on Proposals:

1. To approve the Agreement and Plan of Reorganization and Termination, as is more fully described in the accompanying Combined Prospectus and Proxy Statement, together with each and every transaction contemplated thereby.

      FOR       AGAINST     ABSTAIN
      |_|         |_|         |_|


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



Please  sign  exactly as your name  appears on this  card.  When  account is joint tenants, all should sign. When signing as executor, administrator, trustee, or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X__________________________________   __________________________________________
Signature (if jointly held)  (Date)   Signature (Please sign within box)  (Date)